EXHIBIT 10.1

SHARE EXCHANGE AGREEMENT

THIS AGREEMENT is dated and executed October 12, 2012.

AMONG:

Portus Holdings, Inc.  a Nevada corporation, located at 110 East Broward Blvd. Suite 1700 Fort Lauderdale, FL  33301,

(“Portus”)

AND

Portus Acqusition Corp., a Florida corporation located at 110 East Broward Blvd, Suite 1700 Fort Lauderdale, FL  33301

(“PAC”)

AND:

SureQuest Systems Inc., a Delaware corporation with a principal place of business located at 3330 Keller Springs Suite 205 Carrollton, TX 75006

(“SureQuest”),

AND:

SureQuest Systems Inc., a Texas  corporation with a principal place of business located at 3330 Keller Springs Suite 205 Carrollton, TX 75006

(“SureQuestTX”)

WHEREAS:

A.

PAC  is a wholly owned subsidiary  of Portus.

B.

SureQuestTX is a wholly owned subsidiary of SureQuest

C.

Portus will acquire all of the issued and outstanding shares of common stock of  SureQuestTX.

D.

Surequest  will acquire all of the issued and outstanding shares of common stock of PAC;

E.

SureQuest, its Board of Directors and Shareholders will agree  to exchange all of the issued and outstanding shares of common stock of SureQuestTX in exchange for all of the issued and outstanding shares of common stock of PAC.

F.

SureQuestTX , its Board of Directors and Shareholders  will agree  to exchange all of the issued and outstanding shares of common stock of SureQuestTX in exchange for all of the issued and outstanding shares of common stock of PAC.

G.

Portus,  its Board of Directors and Shareholders will agree to exchange all of the issued and outstanding shares of common stock of PAC in exchange for all of the issued and outstanding shares of common stock of SureQuestTX.

H.

PAC,  its Board of Directors and Shareholders will agree to exchange all of the issued and outstanding shares of common stock of PAC in exchange for all of the issued and outstanding shares of common stock of SureQuestTX.

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties covenant and agree as follows:

ARTICLE I.

DEFINITIONS

Definitions

The following terms have the following meanings, unless the context indicates otherwise:

“Agreement” shall mean this Agreement, and all the exhibits, schedules and other documents attached to or referred to in this Agreement, and all amendments and supplements, if any, to this Agreement;

“Closing” shall mean the completion of the Transaction, in accordance with this Agreement  hereof, at which the Closing Documents shall be exchanged by the parties, except for those documents or other items specifically required to be exchanged at a later time;

 “Closing Date” shall mean the latter of 30 days following the approval of the Portus  registration statement  to be filed with the Securities and Exchange Commission or 30 days following approval of the Portus offering by the Financial Industry Regulatory Authority;

“Closing Documents” shall mean the papers, instruments and documents required to be executed and delivered at the Closing pursuant to this Agreement;

“Escrow Agent”  Jeffrey G. Klein, P.A. whose address is 301 Yamato Road Suite 1240, Boca Raton, FL  33498

“Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended;

“GAAP” shall mean United States generally accepted accounting principles applied in a manner consistent with prior periods;

“Houillion Family LP Promissory Note”  or  the “Note” shall mean that obligation entered into between the Houillion Family LP and Surequest and the requirements and the restrictions imposed and required by the Note.

“Liabilities” shall include any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted choate or inchoate, liquidated or unliquidated, secured or unsecured;

“PAC Shares” shall mean all of the issued and outstanding shares of common stock of PAC;

“SEC” shall mean the Securities and Exchange Commission;

“Securities Act” shall mean the United States Securities Act of 1933, as amended;

“SureQuestTX  Shares” shall mean all of the issued and outstanding shares of common stock of SureQuestTX;

Taxes” shall include  federal, state  and local income taxes, capital gains tax, value-added taxes, franchise, personal property and real property taxes, levies, assessments, tariffs, duties (including any customs duty), business license or other fees, sales, use and any other taxes relating to the assets of the designated party or the business of the designated party for all periods up to and including the Closing Date, together with any related charge or amount, including interest, fines, penalties and additions to tax, if any, arising out of tax assessments; and

“Transaction” shall mean the exchange of the SureQuestTX Shares for the PAC Shares.

ARTICLE II.

THE OFFER AND EXCHANGE OF THE PAC SHARES FOR

THE SUREQUESTTX SHARES

2.1

Offer and exchange of the PAC Shares and SureQuestTX shares.

Subject to the terms and conditions of this Agreement,  SureQuest shall exchange and transfer to Portus all of the issued and outstanding shares of common stock of SureQuestTX and Portus shall exchange and transfer to SureQuest all of the issued and outstanding shares of common stock of  PAC.

2.2

Non-refundable deposit.

Upon execution of this Agreement, Portus shall pay SureQuest $40,000. If the Transaction does not Close, the payment shall be non-refundable.  If the Transaction closes, Surequest shall return the $40,000 to Portus.

2.3

Exemption from registration.

 The parties   are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Section 4(2) of the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act"), including Regulation D ("Regulation D"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder.

2.4

Excluded Liabilities.

PAC  shall only be liable for those liabilities set forth on Schedule 2.4(a).  PAC shall not be liable for those liabilities set forth on Schedule 2.4(b)  and any liabilities  not set forth in Schedule 2.4(b).

2.5

Assets

Schedule 2.5(a)  sets forth a list of all of the SureQuestTX  assets.  All assets are owned free and clear of all encumbrances except as set forth in Schedule 2(5(b).

Schedule 2.5(c) sets forth a list of all PAC assets which will total at least $4.5 million, exclusive of $500,000 to be held by the Escrow Agent.

2.6

Escrow

Portus shall deposit with the Escrow Agent the sum of $500,000.   The Escrow Agent shall hold the escrowed funds for twelve months  to satisfy all outstanding liabilities on the SureQuestTX balance sheet as of the Closing Date  and any undisclosed liabilities which may arise and were incurred prior to the Closing date.  Any escrow funds remaining twelve months following execution of this Agreement shall be delivered to SureQuestTX.  A Form of escrow agreement is attached hereto as Schedule 2.6

2.7

Share Exchange Procedure and Representations

At Closing, Portus shall deliver to Surequest   a share certificate representing 100% of the issued and outstanding  PAC Shares and SureQuest shall deliver to Portus a share certificate representing 100% of the issued and outstanding  SureQuestTX shares.

2.8

Schedules

All referenced schedules must be completed by within 30 days of execution of this Agreement. Any changes to the Schedules must be provided to Portus no later than two days prior to Closing.

 ARTICLE III

REPRESENTATIONS AND WARRANTIES OF  SUREQUEST AND SUREQUESTTX

As of the Closing Date, SureQuest and SureQuestTX , jointly and severally, represent and warrant to Portus, and acknowledge that Portus  is relying upon such representations and warranties, in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of  Portus,  as follows:

3.1

Organization and Good Standing

SureQuestTX is a corporation duly organized, validly existing and in good standing under the laws of the state of Texas and has the requisite corporate power and authority to own, lease and to carry on its business as now being conducted.  SureQuestTX   is duly qualified to do business and is in good standing as a corporation in each of the jurisdictions in which SureQuestTX owns property, leases property, does business, or is otherwise required to do so.

SureQuest is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and has the requisite corporate power and authority to own, lease and to   carry on its business as now being conducted.  SureQuest   is duly qualified to do business and is in good standing as a corporation in each of the jurisdictions in which SureQuest owns property, leases property, does business, or is otherwise required to do so.

3.2

Authority

SureQuestTX will have all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the “SureQuestTX Documents”) to be signed by SureQuestTX and to perform its obligations hereunder and to consummate the transactions contemplated hereby.  The execution and delivery of each of the SureQuestTX Documents by SureQuestTX and the consummation of the transactions contemplated hereby will be duly authorized by SureQuestTX’s board of directors.  No other corporate or shareholder proceedings on the part of SureQuestTX will be necessary to authorize such documents or to consummate the transactions contemplated hereby.  This Agreement, and the other SureQuestTX Documents when executed and delivered by SureQuestTX as contemplated by this Agreement will be, duly executed and delivered by SureQuestTX and this Agreement is, and the other SureQuestTX Documents when executed and delivered by SureQuestTX as contemplated hereby will be, valid and binding obligations of SureQuestTX enforceable in accordance with their respective terms except:

(a)

as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally;

(b)

as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and

(c)

as limited by public policy.

3.3

Capitalization of SureQuestTX

As of the date of this Agreement, and as of the Closing Date, all of the issued and outstanding shares of common stock of SureQuestTX  will be duly authorized, validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with the laws of the state of Texas.  There will be  no agreements purporting to restrict the transfer of the SureQuestTX Shares,  no voting agreements, shareholders’ agreements, voting trusts, or other arrangements restricting or affecting the voting of the SureQuestTX Shares.  In addition, there will not be at Closing, any equity securities issued or issuable or other securities or agreements in which the holder  can  exercise and  convert into any class of  equity securities of SureQuestTX.

Except as set forth in Schedule 3.3 there are no other classes of equity securities.

3.4

Title and Authority of SureQuest

SureQuest  will be as of the Closing, the registered and beneficial owner of and will have good and marketable title to the SureQuestTX Shares held by it and will hold such free and clear of all liens, charges and encumbrances whatsoever; and such SureQuestTX Shares held by SureQuest  has  been duly and validly issued and are outstanding as fully paid and non-assessable equity shares in the capital of SureQuestTX.  SureQuest  has due and sufficient right and authority to enter into this Agreement on the terms and conditions herein set forth and to transfer the registered, legal and beneficial title and ownership of the SureQuestTX Shares  held by it.

3.5

Shareholders of SureQuestTX

As of the Closing Date, SureQuest  will be the sole holder of the  SureQuestTX common stock and any other class of equity securities.  There will be  no person or entity entitled to receive any equity securities, warrants, options or other instruments that may be converted into equity securities of SureQuestTX and that there are no outstanding options, warrants or other securities as of the date hereof and as of the Closing Date.

3.6

Corporate Records of SureQuestTX

As of the Closing Date, the corporate records of SureQuestTX, as required to be maintained by it pursuant to all applicable laws, will be accurate, complete and current in all material respects, and the minute book of SureQuestTX is, in all material respects, correct and contains all records required by all applicable laws, as applicable, in regards to all proceedings, consents, actions and meetings of the shareholders and the board of directors of SureQuestTX.

3.7

Non-Contravention

(a)

Subject to the terms and conditions of the Note, neither the execution, delivery and performance of this Agreement, nor the consummation of the Transaction, will conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of SureQuestTX or any of its subsidiaries under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to SureQuestTX or any of its subsidiaries, or any of their respective material property or assets;

(b)

violate any provision of the Articles of Incorporation or bylaws of SureQuestTX, any of its subsidiaries (if applicable) or any applicable laws; or

(c)

violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to SureQuestTX, any of its subsidiaries or any of their respective material property or assets.

(d)

Until the Closing Date neither SureQuest nor SureQuestTX, nor  any  officer, director, affiliate or principal shareholder of  either the SureQuest or SureQuestTX will solicit or entertain offers for the possible sale, acquisition, merger or similar transaction in connection with the operations of each party’s respective business or assets.

3.8

Actions and Proceedings

As of the date of this Agreement and as of  the Closing Date, there will be no action, suit, judgment, claim, demand or proceeding outstanding or pending, or threatened against or affecting SureQuestTX or which involves any of the business, or the properties or assets of SureQuestTX that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects, or conditions of SureQuestTX taken as a whole (a “SureQuestTX Material Adverse Effect”).  There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a SureQuestTX Material Adverse Effect.

3.9

Compliance

(a)

SureQuestTX  is  as of the Date of this Agreement and as of the Closing Date, will be in compliance with, and not t in default or violation in any material respect under, and has not been charged with or received any notice at any time of any material violation of any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of SureQuestTX;

(b)

SureQuestTX is and will not be as of the Closing Date subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would constitute a SureQuestTX Material Adverse Effect;

(c)

SureQuestTX has duly filed and as of the Closing Date will have filed  all reports and returns required to be filed by it with governmental authorities and has obtained all governmental permits and other governmental consents, except as may be required after the execution of this Agreement.  All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the best knowledge of SureQuestTX and SureQuest, threatened, and none of them will be adversely affected by the consummation of the Transaction; and

(d)

SureQuestTX has and as of the Closing date will  operate in compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business.  SureQuestTX has not received any notice of any violation thereof, nor is SureQuestTX aware of any valid basis therefore.

3.10

Filings, Consents and Approvals

No filing or registration,   notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by SureQuestTX  or the SureQuest contemplated by this Agreement or to enable Portus  to continue to conduct SureQuestTX’s business after the Closing Date in a manner which is consistent with that in which the business is presently conducted.

3.11

Financial Representations

The audited balance sheets for SureQuestTX and the Consolidated Financial Statements for SureQuest for its last two fiscal year (the “SureQuestTX Accounting Date”), together with related statements of income, cash flows, and changes in shareholder’s equity for such fiscal years and interim period then ended (collectively, the “SureQuestTX Financial Statements”) to be supplied on or before the Closing Date will be:

(A)

in accordance with the books and records of SureQuestTX and SureQuest; and

(B)

present fairly the financial condition of SureQuestTX and SureQuest as of the respective dates indicated and the results of operations for such periods.

SureQuestTX has not received any advice or notification from its independent certified public accountants that SureQuestTX has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the SureQuestTX Financial Statements or the books and records of SureQuestTX, any properties, assets, Liabilities, revenues, or expenses.  The books, records, and accounts of SureQuestTX accurately and fairly reflect, in reasonable detail, the assets, and Liabilities of SureQuestTX.  SureQuestTX has not engaged in any transaction, maintained any bank account, or used any funds of SureQuestTX, except for transactions, bank accounts, and funds which have been and are reflected in the normally maintained books and records of SureQuestTX.

3.12

Absence of Undisclosed Liabilities

As of the Closing Date, SureQuestTX  will  not have any known Liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise that exceed $500 which

(a)

are not set forth in the SureQuestTX Financial Statements  or the SureQuest Financial Statements prepared as of the Closing Date which  have not heretofore been paid or discharged;

(b)

did not arise in the regular and ordinary course of business under any agreement, contract,   commitment, lease or plan specifically disclosed in writing to Portus; or

(c)

have not been incurred in amounts and pursuant to practices consistent with past business     practice, in or as a result of the regular and ordinary course of its business since the date of the last SureQuestTX Financial Statements

3.13

Tax Matters

(a)

As of the date hereof and as of the Closing Date:

(i)

SureQuestTX will have timely filed all tax returns in connection with any Taxes which are required to be filed on or prior to the date hereof, taking into account any extensions of the filing deadlines which have been validly granted to SureQuestTX, and

(ii)

all such returns are true and correct in all material respects;

(b)

SureQuestTX  will have paid,  all taxes that have become or are due with respect to any period ended on or prior to the date hereof, and has established an adequate reserve therefore on its balance sheets for those Taxes not yet due and payable, except for any Taxes the non-payment of which will not have a SureQuestTX Material Adverse Effect;

(c)

SureQuestTX   has not received notice of, any contemplated investigation or audit by regulatory or governmental agency of body or any foreign or state taxing authority concerning any fiscal year or period ended prior to the date hereof and the same will be true and accurate as of the Closing Date;

(d)

all Taxes required to be withheld on or prior to the Closing Date  hereof from employees for income Taxes, social security Taxes, unemployment Taxes and other similar withholding Taxes have been properly withheld and, if required on or prior to the date hereof, have or will be deposited with the appropriate governmental agency.  To the extent that any required tax payments have not been made, the tax liability shall be allocated pro-rata between SureQuest and Portus calculated as of the Closing Date and SureQuest  shall reimburse Portus for any tax liability paid by Portus on behalf of SureQuest or SureQuestTX; and

(e)

The SureQuestTX Financial Statements contain full provision for all Taxes including any deferred Taxes that may be assessed to SureQuestTX for the accounting period ended on the SureQuestTX Accounting Dates, the SureQuestTX Financial Statements prepared as of the Closing Date, or for any prior period in respect of any transaction, event or omission occurring, or any profit earned, on or prior to the SureQuestTX Accounting Date, the Surequest financial statements as of the Closing Date  or for any profit earned by SureQuestTX on or prior to the SureQuestTX Closing Date or for which SureQuestTX is accountable up to such date and all contingent Liabilities for Taxes have been provided for or disclosed in the SureQuestTX Financial Statements through the Closing Date.

3.14

Absence of Changes

As of the date of any interim period financial statements and as of the Closing Date, SureQuestTX will not incur any liabilities, other than liabilities incurred in the ordinary course of business consistent with past practice, or discharged or satisfied any lien or encumbrance, or paid any liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any liabilities of which the failure to pay or discharge has caused or will cause any material damage or risk of material loss to it or any of its assets or properties;

(a)

sold, encumbered, assigned or transferred any material fixed assets or properties except for ordinary course business transactions consistent with past practice;

(b)

created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the material assets or properties of SureQuestTX or its subsidiaries to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

(c)

made or suffered any amendment or termination of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or cancelled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, other than in the ordinary course of business;

(d)

declared, set aside or paid any dividend or made or agreed to make any other distribution or payment in respect of its capital shares or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or acquire any of its capital shares or equity securities;

(e)

suffered any damage, destruction or loss, whether or not covered by insurance, that materially and adversely effects its business, operations, assets, properties or prospects;

(f)

suffered any material adverse change in its business, operations, assets, properties, prospects or condition (financial or otherwise);

(g)

received notice or had knowledge of any actual or threatened labor trouble, termination, resignation, strike or other occurrence, event or condition of any similar character which has had or might have an adverse effect on its business, operations, assets, properties or prospects;

(h)

made commitments or agreements for capital expenditures or capital additions or betterments exceeding in the aggregate $2,500;

(i)

other than in the ordinary course of business, increased the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or directors or made any increase in, or any addition to, other benefits to which any of its employees or directors may be entitled;

(j)

entered into any transaction other than in the ordinary course of business consistent with past practice; or

(k)

agreed, whether in writing or orally, to do any of the foregoing.

3.15

Absence of Certain Changes or Events

Since the date of the financial statements,  there will be no:

(a)

material adverse change in the financial condition of SureQuestTX;  or

(b)

 material adverse  by SureQuestTX in its accounting methods, principles or practices.

3.16

Subsidiaries

SureQuestTX does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations.

3.17

Personal Property

SureQuestTX possesses and will possess as of the Closing Date,  good and marketable title of all property necessary for the continued operation of the business of SureQuestTX as presently conducted and as represented to Portus.   All such property is used in the business of SureQuestTX.  All such property is in reasonably good operating condition (normal wear and tear excepted), and is reasonably fit for the purposes for which such property is presently used.  All material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by SureQuestTX is owned by SureQuestTX free and clear of all liens, security interests, charges, encumbrances, and other adverse claims, except as set forth herein:

3.18

Intellectual Property

(a)

Intellectual Property Assets

As of the Closing Date SureQuestTX  will own or  holds an interest in all intellectual property assets necessary for the operation of the business of SureQuestTX as it is currently conducted (collectively, the “Intellectual Property Assets”), including:

(1)

all functional business names, trading names, registered and unregistered trademarks, service marks, and applications (collectively, the “Marks”);

(2)

all patents, patent applications, and inventions, methods, processes and discoveries that may be patentable (collectively, the “Patents”);

(3)

all copyrights in both published works and unpublished works (collectively, the “Copyrights”); and

(4)

all know-how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans, drawings, and blue prints owned, used, or licensed by SureQuestTX as licensee or licensor (collectively, the “Trade Secrets”).

(b)

Intellectual Property and Know-How Necessary for the Business

As of the Closing Date, SureQuestTX  will be the  owner of all right, title, and interest in and to each of the Intellectual Property Assets, free and clear of all liens, security interests, charges, encumbrances, and other adverse claims, and has the right to use without payment to a third party of all the Intellectual Property Assets.  All former and current employees and contractors of SureQuestTX have executed written contracts, agreements or other undertakings with SureQuestTX that assign all rights to any inventions, improvements, discoveries, or information relating to the business of SureQuestTX.  No employee, director, officer or shareholder of SureQuestTX owns directly or indirectly in whole or in part, any Intellectual Property Asset which SureQuestTX is presently using or which is necessary for the conduct of its business.  To the best knowledge of SureQuestTX, no employee or contractor of SureQuestTX has entered into any contract or agreement that restricts or limits in any way the scope or type of work in which the employee may be engaged or requires the employee to transfer, assign, or disclose information concerning his work to anyone other than SureQuestTX.

Patents

SureQuestTX does not hold any right, title or interest in and to any Patent and SureQuestTX has not filed any patent application with any third party.  To the best knowledge of SureQuestTX, none of the products manufactured and sold, nor any process or know-how used, by SureQuestTX infringes or is alleged to infringe any patent or other proprietary night of any other person or entity.

Trademarks

SureQuestTX does not hold any right, title or interest in and to any Mark and SureQuestTX has not registered or filed any application to register any Mark with any third party.  To the best knowledge of SureQuestTX, none of the Marks, if any, used by SureQuestTX infringes or is alleged to infringe any trade name, trademark, or service mark of any third party.

Copyrights

If applicable, all registered Copyrights are currently and will be as of the Closing Date in compliance with formal legal requirements, are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the Closing Date.  No Copyright is infringed or has been challenged or threatened in any way and none of the subject matter of any of the Copyrights infringes or is alleged to infringe any copyright of any third party or is a derivative work based on the work of a third party.  All works encompassed by the Copyrights have been marked with the proper copyright notice.

Trade Secrets

SureQuestTX has taken  and will take all reasonable precautions to protect the secrecy, confidentiality, and value of its Trade Secrets.  SureQuestTX has good title and an absolute right to use the Trade Secrets.  The Trade Secrets are not part of the public knowledge or literature, and to the best knowledge of SureQuestTX, have not been used, divulged, or appropriated either for the benefit of any person or entity or to the detriment of SureQuestTX.  No Trade Secret is subject to any adverse claim or has been challenged or threatened in any way.

3.19

Insurance

The assets owned by SureQuestTX are and as of the Closing Date will be  insured under various policies of general product liability and other forms of insurance consistent with prudent business practices.  All such policies are in full force and effect in accordance with their terms, no notice of cancellation has been received, and there is no existing default by SureQuestTX, or any event which, with the giving of notice, the lapse of time or both, would constitute a default thereunder.  All premiums to date have been paid in full.  Schedule 3.19 sets forth the list of insurance policies

3.20

Employees and Consultants

Except as set forth in Schedule 3.20(a), all employees and consultants of SureQuestTX have been paid all salaries, wages, income and any other sum due and owing to them by SureQuestTX, as at the end of the most recent completed pay period.  SureQuestTX is not aware of any labor conflict with any employees that might reasonably be expected to have a SureQuestTX Material Adverse Effect.  SureQuestTX is not in violation of any term of any employment contract, non-disclosure agreement, non-competition agreement or any other contract or agreement relating to the relationship of such employee with SureQuestTX or any other nature of the business conducted or to be conducted by SureQuestTX.

Except as set forth on Schedule  3.20(b) all employees of SureQuestTX are employees at will  and can be dismissed in the sole and absolute discretion of either SureQuestTX or Portus following Closing.

3.21

Real Property and Leasehold obligations

Except as set forth in Schedule 3.21,  SureQuestTX does not own any real property.  Each of the leases, subleases, claims or other real property interests (collectively, the “Leases”) to which SureQuestTX is a party or is bound is legal, valid, binding, enforceable and in full force and effect in all material respects.  All rental and other payments required to be paid by SureQuestTX pursuant to any such Leases have been duly paid and no event has occurred which, upon the passing of time, the giving of notice, or both, would constitute a breach or default by any party under any of the Leases.  The Leases will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Closing Date.  SureQuestTX has not assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the Leases or the leasehold property pursuant thereto.  Schedule 3.20 sets forth all leasehold obligations to which SureQuestTX is a party.

3.22

Material Contracts and Transactions

Schedule 3.22 attached hereto lists each material contract, agreement, license, permit, arrangement, commitment, instrument or contract to which SureQuestTX is a party (each, a “Contract”).  Each Contract is in full force and effect, and there exists no material breach or violation of or default by

SureQuestTX under any Contract, or any event that with notice or the lapse of time, or both, will create a material breach or violation thereof or default under any Contract by SureQuestTX.  The continuation, validity, and effectiveness of each Contract will in no way be affected by the consummation of the Transaction contemplated by this Agreement.  There exists no actual or threatened termination, cancellation, or limitation of, or any amendment, modification, or change to any Contract.

3.23

Certain Transactions

SureQuestTX is not a guarantor or indemnitor of any indebtedness of any third party, including any person, firm or corporation.

3.23

No Brokers

Neither SureQuest nor SureQuestTX has not incurred any independent obligation or liability to any party for any brokerage fees, agent’s commissions, or finder’s fees in connection with the Transaction contemplated by this Agreement.

3.24

Completeness of Disclosure

No representation or warranty by SureQuestTX or SureQuest in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Portus pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF  SUREQUEST

SureQuest represents and warrants to Portus, and acknowledge that Portus is relying upon such representations and warranties, in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of  Portus,  as follows:

4.1

Organization and Good Standing

SureQuest is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware  and will have the requisite corporate power and authority to own, lease and to carry on its business as now being conducted.  SureQuest   is duly qualified to do business and is in good standing as a corporation in each of the jurisdictions in which SureQuest owns property, leases property, does business, or is otherwise required to do so.

4.2

Authority

SureQuest  will have all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the “SureQuest Documents”) to be signed by SureQuest and to perform its obligations hereunder and to consummate the transactions contemplated hereby.  The execution and delivery of each of the SureQuest Documents and the consummation of the transactions contemplated hereby will be duly authorized by SureQuest’s board of directors and shareholders.  No other corporate or shareholder proceedings on the part of SureQuest will be  necessary to authorize such documents or to consummate the transactions contemplated hereby.  This Agreement  and the other SureQuest Documents when executed and delivered by SureQuest as contemplated by this Agreement will be, duly executed and delivered by SureQuest and this Agreement is, and the other SureQuest Documents when executed and delivered by SureQuest as contemplated hereby will be, valid and binding obligations of SureQuest enforceable in accordance with their respective terms except:

a.  as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally;

b.  as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and

c.  as limited by public policy.

4.3

Non-Contravention

Neither the execution, delivery and performance of this Agreement, nor the consummation of the Transaction, will:

(a)

conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon SureQuest’s equity interest in  SureQuestTX.; or

(b)

violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to SureQuest.

4.4

Actions and Proceedings

Except as set forth in Schedule 4.4, there is no basis for and there is no action, suit, judgment, claim, demand or proceeding outstanding or pending, or threatened against or affecting SureQuest or which involves any of the business, or the properties or assets of SureQuest that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects, or conditions of SureQuest taken as a whole (a “SureQuest Material Adverse Effect”).  There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a SureQuest Material Adverse Effect.

4.5

Filings, Consents and Approvals

No filing or registration nor any  notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by SureQuest contemplated by this Agreement or to enable Portus  to continue to conduct SureQuestTX’s business after the Closing Date in a manner which is consistent with that in which the business is presently conducted.

4.6

Completeness of Disclosure

No representation or warranty by SureQuest in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Portus pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF  PORTUS

Portus represents and warrants to SureQuest,  and acknowledge that SureQuest  is relying upon such representations and warranties, in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of SureQuest,  as follows:

5.1

Organization and Good Standing

Portus is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada  and will have  the requisite corporate power and authority to own, lease and to carry on its business as now being conducted.  Portus   is duly qualified to do business and is in good standing as a corporation in each of the jurisdictions in which Portus owns property, leases property, does business, or is otherwise required to do so.

5.2

Authority

Portus will have all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the “Portus  Documents”) to be signed by Portus  and to perform its obligations hereunder and to consummate the transactions contemplated hereby.  The execution and delivery of each of the Portus Documents by Portus and the consummation of the transactions contemplated hereby will be duly authorized by Portus’s board of directors and shareholders.  No other corporate or shareholder proceedings on the part of Portus is necessary to authorize such documents or to consummate the transactions contemplated hereby.  This Agreement has been, and the other Portus Documents when executed and delivered by Portus as contemplated by this Agreement will be, duly executed and delivered by Portus and this Agreement is, and the other Portus Documents when executed and delivered by Portus as contemplated hereby will be, valid and binding obligations of Portus enforceable in accordance with their respective terms except:

a.  as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally;

b.  as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and

c.  as limited by public policy.

5.3

Non-Contravention

Neither the execution, delivery nor  performance of this Agreement, nor the consummation of the Transaction, will violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to Portus.

Until the Closing Date  no officer, director, affiliate or principal shareholder of  either the SureQuest or SureQuestTX will solicit or entertain offers for the possible sale, acquisition, merger or similar transaction in connection with the operations of each party’s respective business or assets.

5.4

Actions and Proceedings

There is no basis for, and as of the Closing Date  there will be no action, suit, judgment, claim, demand or proceeding outstanding or pending, or threatened against or affecting Portus or which involves any of the business, or the properties or assets of Portus that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects, or conditions of Portus taken as a whole (a “Portus Material Adverse Effect”).  There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a Portus Material Adverse Effect.

5.5

Completeness of Disclosure

No representation or warranty by Portus in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to SureQuestTX  or SureQuest  hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF  PAC

As of the Closing Date, PAC  will  represent and warrant to SureQuest and acknowledges that SureQuest   is relying upon such representations and warranties, in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of  SureQuest  as follows:

6.1

Organization and Good Standing

PAC  will be  a corporation duly organized, validly existing and in good standing under the laws of the state of Florida and will have the requisite corporate power and authority to own, lease and to carry on its business.  PAC  will be duly qualified to do business and is in good standing as a corporation in each of the jurisdictions in which PAC owns property, leases property, does business, or is otherwise required to do so.

6.2

Authority

PAC will have the  requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the “PAC Documents”) to be signed by PAC and to perform its obligations hereunder and to consummate the transactions contemplated hereby.  The execution and delivery of each of the PAC Documents by PAC and the consummation of the transactions contemplated hereby will be duly authorized by PAC’s board of directors.  No other corporate or shareholder proceedings on the part of PAC will be necessary to authorize such documents or to consummate the transactions contemplated hereby.  This Agreement, and the other PAC  Documents when executed and delivered by PAC as contemplated by this Agreement will be, duly executed and delivered by PAC and this Agreement is, and the other PAC Documents when executed and delivered by PAC as contemplated hereby will be, valid and binding obligations of PAC enforceable in accordance with their respective terms except:

(a)

as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally;

(b)

as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and

(c)

as limited by public policy.

6.3

Capitalization of PAC

As of the Closing Date, all of the issued and outstanding shares of common stock of PAC  will be duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and will be  issued in full compliance with the laws of the state of Florida.  There are no agreements purporting to restrict the transfer of the PAC Shares,  no voting agreements, shareholders’ agreements, voting trusts, or other arrangements restricting or affecting the voting of the PAC Shares.  In addition, there will not be at Closing, any equity securities issued or issuable or other securities or agreements in which the holder  can  exercise and  convert into any class of  equity securities of PAC.

6.4

Title and Authority of Portus

Portus  will be as of the Closing, the registered and beneficial owner of and will have good and marketable title to the PAC  Shares held by it and will hold such free and clear of all liens, charges and encumbrances whatsoever; and such PAC Shares held by Portus  will be duly and validly issued and are outstanding as fully paid and non-assessable equity shares in the capital of PAC.  Portus  has due and sufficient right and authority to enter into this Agreement on the terms and conditions herein set forth and to transfer the registered, legal and beneficial title and ownership of the PAC Shares  held by it.

6.5

Shareholders of PAC

As of the Closing Date, Portus  will be the sole holder of the  PAC common stock.  There are no other classes  of equity securities.  There is no person or entity entitled to receive any equity securities, warrants, options or other instruments that may be converted into equity securities of PAC and that there are no outstanding options, warrants or other securities as of the date hereof and as of the Closing Date.

6.6

Corporate Records of PAC

As of the Closing Date the corporate records of PAC, as required to be maintained by it pursuant to all applicable laws, will be  accurate, complete and current in all material respects, and the minute book of PAC is, in all material respects, correct and contains all records required by all applicable laws, as applicable, in regards to all proceedings, consents, actions and meetings of the shareholders and the board of directors of PAC.

6.7

Non-Contravention

(a)

Neither the execution, delivery and performance of this Agreement, nor the consummation of the Transaction, will conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of PAC or any of its subsidiaries under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to PAC, or any of their respective material property or assets;

(b)

violate any provision of the Articles of Incorporation or bylaws of PAC or any applicable laws; or

(c)

violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to PAC, any of its subsidiaries or any of their respective material property or assets.

(d)

Until the Closing Date  no officer, director, affiliate or principal shareholder of  either the Portus or  PAC  will solicit or entertain offers for the possible sale, acquisition, merger or similar transaction in connection with the operations of each party’s respective business or assets.

6.8

Actions and Proceedings

There is and at the Closing will be no basis for and there is no action, suit, judgment, claim, demand or proceeding outstanding or pending, or threatened against or affecting PAC or which involves any of the business, or the properties or assets of PAC  that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects, or conditions of PAC taken as a whole (a “PAC Material Adverse Effect”).  There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a PAC Material Adverse Effect.

6.9

Compliance

(a)

As of the Closing Date PAC  will be  in compliance with and will not be in not in default or violation in any material respect under, and has not been charged with or received any notice at any time of any material violation of any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of PAC;

(b)

PAC is not subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would constitute a PAC Material Adverse Effect;

(c)

PAC has duly filed all reports and returns required to be filed by it with governmental authorities and has obtained all governmental permits and other governmental consents, except as may be required after the execution of this Agreement.  All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the best knowledge of PAC and SureQuest, threatened, and none of them will be adversely affected by the consummation of the Transaction; and

(d)

PAC  has operated in compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business.  PAC has not received any notice of any violation thereof, nor is SureQuestTX aware of any valid basis therefore.

6.10

Filings, Consents and Approvals

No filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity will be necessary for the consummation by PAC or Portus contemplated by this Agreement or to enable Portus  to continue to conduct PAC’s business after the Closing Date in a manner which is consistent with that in which the business is presently conducted.

6.11

Financial Representations

(A)

As of the Closing Date, PAC will have no less than $4.5 million in cash exclusive of $500,000 to be held in escrow.

(B)

The financial statements present fairly the financial condition of PAC as of the respective dates indicated and the results of operations for such periods.

6.12

Absence of Undisclosed Liabilities

PAC  will not  have any material Liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise that exceed $100.

6.13

Tax Matters

As of the date hereof PAC has not filed any tax returns and has not paid any taxes.  PAC is not presently under or has not received notice of, any contemplated investigation or audit by regulatory or governmental agency of body or any foreign or state taxing authority concerning any fiscal year or period ended prior to the date hereof;

6.14

Subsidiaries

None.

6.17

Personal Property

None.

6.18

Intellectual Property

(a)

Intellectual Property Assets

None.

6.19

Insurance

None.

6.20

Employees and Consultants

None.

.

6.21

Real Property and Leasehold obligations

None.

6.22

Material Contracts and Transactions

None.

6.23

Certain Transactions

PAC is and will not be  a guarantor or indemnitor of any indebtedness of any third party, including any person, firm or corporation.

6.24

No Brokers

Neither Portus nor PAC has not incurred any independent obligation or liability to any party for any brokerage fees, agent’s commissions, or finder’s fees in connection with the Transaction contemplated by this Agreement.

6.25

Completeness of Disclosure

No representation or warranty by Portus or PAC in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to SureQuest pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

ARTICLE VII.

CLOSING CONDITIONS OF PORTUS

7.1

Conditions Precedent to Closing by Portus

The obligation of Portus to consummate the Transaction is subject to the satisfaction or written waiver of the conditions set forth herein on a date mutually agreed upon by the parties hereto in writing.  The Closing of the Transaction contemplated by this Agreement will be deemed to mean a waiver of all conditions to Closing.  These conditions precedent are for the benefit of Portus and may be waived by Portus in its sole discretion.

(a)

Representations and Warranties

The representations and warranties of SureQuestTX and SureQuest as set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and both SureQuest and SureQuestTX will have delivered to Portus a certificate dated as of the Closing Date, to the effect that the representations and warranties made by SureQuestTX in this Agreement are true and correct.

(b)

Performance

All of the covenants and obligations that SureQuestTX and SureQuest  required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects.

(c)

Transaction Documents

This Agreement, the SureQuestTX Documents, the SureQuestTX Financial Statements, the SureQuest documents  and all other documents necessary or reasonably required to consummate the Transaction, all in form and substance reasonably satisfactory to Portus, will have been executed and delivered to Portus.

(d)

Third Party Consents

Portus will have received from SureQuestTX  and SureQuest duly executed copies of any required  third-party consents, permits, authorizations and approvals of any public, regulatory  or governmental body or authority or person or entity contemplated by this Agreement (if any), in the form and substance reasonably satisfactory to Portus.   Said consents shall include but not be limited to the consent of those liabilities not assumed by Portus as set forth in Schedule 2(b).

(e)

No Material Adverse Change

1.

No SureQuestTX Material Adverse Effect will have occurred since the date of this Agreement.

2.

No suit, action, or proceeding will be pending or threatened against SureQuestTX or SureQuest which would:

(a) .prevent the consummation of any of the transactions contemplated by this Agreement; or

(b)  cause the Transaction to be rescinded following consummation

(f)

Non Compete Agreement

The officers and directors of both SureQuest and SureQuestTX will execute non-compete agreement.

(g)

Delivery of Financial Statements

SureQuestTX will have delivered to Portus the SureQuestTX Financial Statements  and SureQuest Consolidated Financial Statements within the time frame prescribed by this Agreement, which financial statements will include financial statements for SureQuestTX’s two fiscal years, and financials for any stub periods in addition to the financial statements as of the Closing Date.  Said financial statements to be prepared as required by the rules and regulations as promulgated by the Securities and Exchange Commission.

(h)

Due Diligence Review of Financial Statements

Portus and its accountants will be reasonably satisfied with their due diligence investigation and review of the SureQuestTX Financial Statements.

(i)

Due Diligence Generally

Portus and its duly authorized representatives will be reasonably satisfied with their due diligence investigation of SureQuestTX and SureQuest that is reasonable and customary in a transaction of a similar nature to that contemplated by the Transaction, including:

(i) materials, documents and information in the possession and control of SureQuestTX and SureQuest  which are reasonably germane to the Transaction;

(ii) a physical inspection of the assets of SureQuestTX by Portus or its representatives; and

(iii) title to the material assets of SureQuestTX.

(j)

Resignations

At Closing all officers and directors of SureQuestTX shall tender their resignation.

(k)

Houillion  Family LP Promissory Note.

SureQuest must satisfy the outstanding obligation under the Note prior to Closing.

ARTICLE VIII.

CLOSING CONDITIONS OF SUREQUEST

8.1

Conditions Precedent to Closing by SureQuest

The obligation of SureQuest to consummate the Transaction is subject to the satisfaction or written waiver of the conditions set forth herein on a date mutually agreed upon by the parties hereto in writing.  The Closing of the Transaction contemplated by this Agreement will be deemed to mean a waiver of all conditions to Closing.  These conditions precedent are for the benefit of SureQuest  and may be waived by SureQuest in its sole discretion.

(a)

Representations and Warranties

The representations and warranties of Portus and PAC  as set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and Portus and PAC will have delivered to SureQuest a certificate dated as of the Closing Date, to the effect that the representations and warranties made by Portus and PAC in this Agreement are true and correct.

(b)

Performance

All of the covenants and obligations that Portus and PAC  required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects.

(c)

Transaction Documents

This Agreement and all other documents necessary or reasonably required to consummate the Transaction, all in form and substance reasonably satisfactory to SureQuest, will have been executed and delivered to SureQuest.

(d)

Third Party Consents

SureQuest has  received from Portus  and PAC duly executed copies of any required  third-party consents, permits, authorizations and approvals of any public, regulatory  or governmental body or authority or person or entity contemplated by this Agreement (if any), in the form and substance reasonably satisfactory to SureQuest.

(e)

No Material Adverse Change

No Portus or PAC Material Adverse Effect will have occurred since the date of this Agreement.

(f)

No Action

No suit, action, or proceeding will be pending or threatened against Portus or PAC which would:

(1)  prevent the consummation of any of the transactions contemplated by this Agreement; or

(2) cause the Transaction to be rescinded following consummation.

(g)

Due Diligence Generally

SureQuest and its duly authorized representatives will be reasonably satisfied with their due diligence investigation of Portus and PAC  that is reasonable and customary in a transaction of a similar nature to that contemplated by the Transaction.

ARTICLE IX.

ADDITIONAL COVENANTS OF THE PARTIES

9.1

Notification of Financial Liabilities

SureQuestTX will immediately notify Portus if SureQuestTX receives any advice or notification from its independent certified public accounts that SureQuestTX has used any material improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the books, records, and accounts of SureQuestTX, any properties, assets, Liabilities, revenues, or expenses. Notwithstanding any statement to the contrary in this Agreement, this covenant will survive Closing and continue in full force and effect.

9.2

Access and Investigation

Between the date of this Agreement and the Closing Date, SureQuestTX and SureQuest, on the one hand, and Portus and PAC  on the other hand, will  cause each of their respective representatives to:

(1)  afford the other and its representatives full and free access to its personnel, properties, assets, contracts, books and records, and other documents and data;

(2)    furnish the other and its representatives with copies of all such contracts, books and records, and other existing documents and data as required by this Agreement and as the other may otherwise reasonably request; and

(3)    furnish the other and its representatives with such additional financial, operating, and other data and information as the other may reasonably request.

All of such access, investigation and communication by a party and its representatives will be conducted during normal business hours and in a manner designed not to interfere unduly with the normal business operations of the other party.  Each party will instruct its auditors to co-operate with the other party and its representatives in connection with such investigations.

9.3

Confidentiality

All information regarding the business of SureQuestTX including, without limitation, financial information that SureQuestTX provides to Portus during the Portus due diligence investigation of SureQuestTX will be kept in strict confidence by Portus and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by Portus or disclosed to any third party (other than the Portus professional accounting and legal advisors) without the prior written consent of SureQuestTX.  If the Transaction contemplated by this Agreement does not proceed for any reason, then upon receipt of a written request from SureQuestTX, Portus will immediately return to SureQuestTX (or as directed by SureQuestTX) any information received regarding SureQuestTX’s business.  Likewise, all information regarding the business of Portus or PAC including, without limitation, financial information that Portus provides to SureQuestTX during its due diligence investigation of Portus and PAC will be kept in strict confidence by SureQuestTX and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by SureQuestTX or disclosed to any third party (other than SureQuestTX’s professional accounting and legal advisors) without the prior written consent of Portus.  If the Transaction contemplated by this Agreement does not proceed for any reason, then upon receipt of a written request from Portus, SureQuestTX will immediately return to Portus (or as directed by Portus) any information received regarding Portus’s business.

9.4

Notification

Between the date of this Agreement and the Closing Date, each of the parties to this Agreement will promptly notify the other parties in writing if it becomes aware of any fact or condition that causes or constitutes a material breach of any of its representations and warranties as of the date of this Agreement, if it becomes aware of the occurrence after the date of this Agreement of any fact or condition that would cause or constitute a material breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition.  Should any such fact or condition require any change in the Schedules relating to such party, such party will promptly deliver to the other parties a supplement to the Schedules specifying such change.  During the same period, each party will promptly notify the other parties of the occurrence of any material breach of any of its covenants in this Agreement or of the occurrence of any event that may make the satisfaction of such conditions impossible or unlikely.

9.5

Exclusivity

Until such time, if any, as this Agreement is terminated pursuant to this Agreement, SureQuestTX and SureQuest will not, directly or indirectly, solicit, initiate, entertain or accept any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any person or entity relating to any transaction involving the sale of the business or assets (other than in the ordinary course of business), or any of the capital stock of SureQuestTX, as applicable, or any merger, consolidation, business combination, or similar transaction other than as contemplated by this Agreement.

9.6

Conduct of SureQuestTX and SureQuest Prior to Closing

From the date of this Agreement to the Closing Date, and except to the extent that Portus otherwise consents in writing, SureQuestTX and SureQuest will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it.  Likewise, from the date of this Agreement to the Closing Date, and except to the extent that SureQuestTX otherwise consents in writing, Portus and

PAC will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it.

9.7

Certain Acts Prohibited – SureQuestTX

Except as expressly contemplated by this Agreement or for purposes in furtherance of this Agreement, between the date of this Agreement and the Closing Date, SureQuestTX  will not, without the prior written consent of Portus:

(1)

amend its Articles of  Incorporation or other incorporation documents;

(2)

incur any liability or obligation other than in the ordinary course of business or encumber or permit the encumbrance of any properties or assets of SureQuestTX except in the ordinary course of business;

(3)

dispose of or contract to dispose of any SureQuestTX property or assets, including the Intellectual Property Assets, except in the ordinary course of business consistent with past practice;

(4)

issue, deliver, sell, pledge or otherwise encumber or subject to any lien any shares of the SureQuestTX Common Stock, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities;

(5)

declare, set aside or pay any dividends on, or make any other distributions in respect of the SureQuestTX Common Stock, or

(6)

split, combine or reclassify any SureQuestTX Common Stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of SureQuestTX Common Stock; or

(7)

not increase benefits or compensation expenses of SureQuestTX, other than as contemplated by the terms of any employment agreement in existence on the date of this Agreement, increase the cash compensation of any director, executive officer or other key employee or pay any benefit or amount not required by a plan or arrangement as in effect on the date of this Agreement to any such person except in the ordinary course of business.

9.8

Public Announcements

Portus and SureQuestTX each agree that they will not release or issue any reports or statements or make any public announcements relating to this Agreement or the Transaction contemplated herein without the prior written consent of the other party, except as may be required by the disclosure obligation imposed on Portus or SureQuestTX or their respective affiliates under rules or regulations as promulgated by the Securities and Exchange Commission  or laws of any jurisdiction.

ARTICLE X

CLOSING

10.1

Closing

The Closing shall take place on the Closing Date at the offices of the lawyers for Portus or at such other location as agreed to by the parties.

10.2

Closing Deliveries of SureQuestTX and SureQuest

(1)

At Closing, SureQuestTX and the SureQuest will deliver or cause to be delivered the following, fully executed and in the form and substance reasonably satisfactory to Portus:

(2)

copies of all resolutions and/or consent actions adopted by or on behalf of the board of directors of SureQuestTX and SureQuest  evidencing approval of this Agreement and the Transaction;

(3)

a share certificate  representing the SureQuestTX Common Stock as required pursuant to  this Agreement ;

(4)

officer certifications as required by this Agreement;

(5)

the SureQuestTX Documents, the SureQuestTX audited Financial Statements, the SureQuest Documents any other necessary documents, each duly executed by SureQuestTX or SureQuest, as required to give effect to the Transaction.

(6)

the SurequestTX share certificate

(7)

a certificate of an officer of SureQuestTX and SureQuest, dated as of Closing, certifying that:

the SureQuestTX and SureQuest Documents and any other necessary documents, have been duly executed and approved

(8)

the resignations of all officers and directors of SureQuestTX

(9)

all required third party consents

10.3

Closing Deliveries of Portus and PAC

(1)

At Closing, Portus and PAC will deliver or cause to be delivered the following, fully executed and in the form and substance reasonably satisfactory to SureQuest:

(2)

copies of all resolutions and/or consent actions adopted by or on behalf of the board of directors of Portus and PAC evidencing approval of this Agreement and the Transaction;

(3)

a share certificate  representing the PAC Common Stock as required pursuant to  this Agreement,

(5)

officer certifications as required by this Agreement;

(6)

the PAC  Documents, the PAC  Financial Statements, the Portus Documents and any other necessary documents, each duly executed by Portus or PAC, as required to give effect to the Transaction.

(7)

a certificate of an officer of Portus and PAC, dated as of Closing, certifying that:

the PAC and Portus Documents and any other necessary documents, have been duly executed and approved.

(8)

the resignations of all officers and directors of PAC.

(9)

all required third party consents

ARTICLE XI

TERMINATION

11.1

Termination

This Agreement may be terminated at any time prior to the Closing Date contemplated hereby by:

(A)

mutual agreement of Portus, PAC, SureQuest and SureQuestTX;

(B)

Portus, if there has been a material breach by SureQuestTX or SureQuest of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of SureQuestTX or SureQuest that is not cured, to the reasonable satisfaction of Portus, within ten business days after notice of such breach is given by Portus (except that no cure period will be provided for a breach by SureQuestTX or SureQuest  that by its nature cannot be cured);

(C)

SureQuest, if there has been a material breach by Portus or PAC  of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Portus  or PAC that is not cured by the breaching party, to the reasonable satisfaction of SureQuest, within ten business days after notice of such breach is given by SureQuest  (except that no cure period will be provided for a breach by Portus or PAC that by its nature cannot be cured); or

(D)

Portus or SureQuest if any permanent injunction or other order of a governmental entity of competent authority preventing the consummation of the Transaction contemplated by this Agreement has become final and non-appealable.

11.2

Effect of Termination

In the event of the termination of this Agreement,  this Agreement will be of no further force or effect, provided, however, that no termination of this Agreement will relieve any party of liability for any breaches of this Agreement that are based on a wrongful refusal or failure to perform any obligations.

ARTICLE XII

INDEMNIFICATION, REMEDIES, SURVIVAL

12.1

Certain Definitions

For the purposes of this Article 11 the terms “Loss” and “Losses” mean any and all demands, claims, actions or causes of action, assessments, losses, damages, Liabilities, costs, and expenses, including without limitation, interest, penalties, fines and reasonable attorneys, accountants and other professional fees and expenses, but excluding any indirect, consequential or punitive damages suffered by Portus, SureQuest or SureQuestTX including damages for lost profits or lost business opportunities.

12.2

Agreement of SureQuestTX to Indemnify

SureQuestTX and SureQuest will indemnify, defend, and hold harmless, to the full extent of the law, Portus and PAC and its officers and directors  from, against, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Portus or PAC  and its officers or directors  by reason of, resulting from, based upon or arising out of:

(A)

the breach by SureQuestTX  or SureQuest of any representation or warranty of SureQuestTX or SureQuest  contained in or made pursuant to this Agreement, any SureQuestTX Document or SureQuest Document  or any certificate or other instrument delivered pursuant to this Agreement; or

(B)

the breach or partial breach by SureQuestTX  or SureQuest of any covenant or agreement of either made in or pursuant to this Agreement or any certificate or other instrument delivered pursuant to this Agreement;

12.3

Agreement of Portus and PAC to Indemnify

Portus and PAC will indemnify, defend, and hold harmless, to the full extent of the law, SureQuestTX and the SureQuest from, against, for, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by SureQuestTX and the SureQuest  by reason of, resulting from, based upon or arising out of:.

(A) the breach by Portus or PAC of any representation or warranty of Portus or PAC contained in or made pursuant to this Agreement, any Portus Document or PAC Document  or any certificate or other instrument delivered pursuant to this Agreement; or

(B) the breach or partial breach by Portus or PAC of any covenant or agreement of Portus or PAC made in or pursuant to this Agreement, any Portus Document or any certificate or other instrument delivered pursuant to this Agreement.

ARTICLE XIII

MISCELLANEOUS PROVISIONS

13.1

Effectiveness of Representations; Survival

Each party is entitled to rely on the representations, warranties and agreements of each of the other parties and all such representation, warranties and agreement will be effective regardless of any investigation that any party has undertaken or failed to undertake.  Unless otherwise stated in this Agreement, and except for instances of fraud, the representations, warranties and agreements will survive the Closing Date and continue in full force and effect until three (3) years after the Closing Date.

13.2

Further Assurances

Each of the parties hereto will co-operate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.

13.3

Amendment

This Agreement may not be amended except by an instrument in writing signed by each of the parties.

13.4

Expenses

Each party will bear their respective costs  in connection with the preparation, execution and performance of this Agreement and the Transaction contemplated hereby, including all fees and expenses of agents, representatives and accountants.

13.5

Entire Agreement

This Agreement, the schedules attached hereto and the other documents in connection with this transaction contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto.  Any preceding correspondence or offers are expressly superseded and terminated by this Agreement.

13.6

Notices

All notices and other communications required or permitted under this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

If the SureQuestTX or SureQuest:

3330 Keller Springs Suite 205

Carrollton, TX 75006

If to Portus or PAC:

110 East Broward Blvd.

Suite 1700

Fort Lauderdale, FL  33301

With a copy to:

Jeffrey G. Klein, P.A.

301 Yamato Road

Suite 1240

Boca Raton, FL 33431

All such notices and other communications will be deemed to have been received:

in the case of personal delivery, on the date of such delivery;

in the case of a fax or electronic mail, on the date of such delivery;

in the case of delivery by internationally-recognized express courier, on the business day following dispatch; and

in the case of mailing, on the fifth business day following mailing.

13.7

Headings

The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.

13.8

Benefits

This Agreement is and will only be construed as for the benefit of or enforceable by those persons party to this Agreement.

13.9

Assignment

This Agreement may not be assigned (except by operation of law) by any party without the consent of the other parties.

13.10

Governing Law

This Agreement will be governed by and construed in accordance with the laws of the State of Florida applicable to contracts made and to be performed therein.   In the event of any dispute arising under this Agreement, the parties consent to the jurisdiction of the courts located in Broward County, Florida.

13.11

Construction

The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

13.12

Gender

All references to any party will be read with such changes in number and gender as the context or reference requires.

13.13

Business Days

If the last or appointed day for the taking of any action required or the expiration of any rights granted herein shall be a Saturday, Sunday or a legal holiday in the State of Florida, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday, Sunday or such a legal holiday.

13.14

Counterparts

This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

13.15

Fax Execution

This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

13.16

Schedules and Exhibits

The schedules and exhibits are attached to this Agreement and incorporated herein.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

SureQuest Systems, Inc.  (a Delaware corporation)

By:

/s/ Tim Sudderth

Authorized Signatory

Name:  Tim Sudderth

Title:   President

SureQuest Systems, Inc.  (a Texas  corporation)

By:

/s/ Tim Sudderth

Authorized Signatory

Name:  Tim Sudderth

Title:   President

Portus Holdings Inc.

By:

/s/ George Dale Murray, II

Authorized Signatory

Name:  George Dale Murray, II

Title:  President

Portus Acquisition Corp.

By:

/s/ George Dale Murray, II

Authorized Signatory

Name:  George Dale Murray, II

Title:  President

Schedule 2.4(b)

EXCLUDED LIABILITIES

Schedule 2.5(a)

SureQuestTX ASSETS

SCHEDULE 2.5(b)

Liens and Encumbrances

Schedule 2.5(c)

PAC Assets

SCHEDULE 3.3

Class of Equity Securities

Schedule 2.6

Escrow Agreement

Schedule 3.3

Employment and Consulting Agreements

SCHEDULE 3.19

Insurance Policies

Schedule 3.20B

Non-Cancellable employment or consulting agreements

Schedule 3.21

Real Property

Schedule 3.22

Material Contracts

Schedule 4.4

Actions and Proceedings